UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-4563

Oppenheimer Limited-Term Government Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/30/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS June 28, 2013* / Unaudited

	Principal Amount	Value
Asset-Backed Securities—3.1%
American Credit Acceptance Receivables Trust, Series 2012-3, Cl. C, 2.78%, 9/17/18[1]	$840,000	$835,007
AmeriCredit Automobile Receivables Trust:
Series 2010-4, Cl. E, 6.40%, 4/9/18[2]	250,000	269,799
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]	2,075,000	2,187,378
Series 2012-4, Cl. D, 2.68%, 10/9/18	1,600,000	1,589,857
Series 2013-1, Cl. D, 2.09%, 2/8/19	2,800,000	2,704,992
Series 2013-2, Cl. D, 2.42%, 5/8/19	3,975,000	3,877,577
Series 2013-3, Cl. D, 3.00%, 7/8/19	2,585,000	2,556,504
Avis Budget Rental Car Funding AESOP LLC, Series 2011-3A, Cl. B, 4.74%, 11/20/17[1]	430,000	458,043
Capital Auto Receivables Asset Trust, Series 2013-1, Cl. D, 2.19%, 9/20/21	1,710,000	1,644,796
CarMax Auto Owner Trust, Series 2013-1, Cl. D, 1.99%, 8/15/19	285,000	279,847
CPS Auto Receivables Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	1,279,524	1,285,926
Credit Acceptance Auto Loan Trust, Series 2012-2A, Cl. B, 2.21%, 9/15/20[1]	705,000	707,293
DT Auto Owner Trust:
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]	3,630,000	3,728,654
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	1,560,000	1,556,731
Exeter Automobile Receivables Trust, Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]	65,000	65,177
First Investors Auto Owner Trust, Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]	325,000	342,672
Santander Drive Auto Receivables Trust:
Series 2011-S1A, Cl. D, 3.10%, 5/15/17[2]	320,128	320,911
Series 2012-5, Cl. D, 3.30%, 9/17/18	2,140,000	2,160,240
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]	495,000	485,142
Series 2013-1, Cl. D, 2.27%, 1/15/19	5,480,000	5,314,466
Series 2013-2, Cl. D, 2.57%, 3/15/19	2,825,000	2,754,310
Series 2013-3, Cl. D, 2.42%, 4/15/19	1,930,000	1,867,090
SNAAC Auto Receivables Trust:
Series 2013-1A, Cl. B, 2.09%, 7/16/18[1]	1,185,000	1,176,015
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]	1,315,000	1,300,932
United Auto Credit Securitization Trust:
Series 2012-1, Cl. B, 1.87%, 9/15/15[1]	2,415,000	2,412,903
Series 2012-1, Cl. C, 2.52%, 3/15/16[1]	1,745,000	1,742,212
Series 2013-1, Cl. B, 1.74%, 4/15/16[1]	2,050,000	2,043,092
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]	1,312,000	1,307,049
Series 2013-1, Cl. D, 2.90%, 12/15/17[1]	230,000	228,524

Total Asset-Backed Securities (Cost $47,944,550)		47,203,139

Mortgage-Backed Obligations—43.5%
Government Agency—36.4%
FHLMC/FNMA/FHLB/Sponsored—34.6%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	121,115	127,393
6.00%, 5/1/18-10/1/29	6,115,701	6,621,981
6.50%, 4/1/18-4/1/34	3,506,728	3,879,359
7.00%, 8/1/16-10/1/37	2,061,624	2,358,828
7.50%, 1/1/32-9/1/33	5,276,087	6,292,159
8.00%, 4/1/16	353,764	372,486
8.50%, 3/1/31	152,438	181,598
9.00%, 8/1/22-5/1/25	162,828	182,348
10.00%, 8/1/21	41,776	42,972

1	Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
11.50%, 6/1/20-11/17/20	$21,121	$21,265
12.00%, 6/1/15	2,202	2,256
12.50%, 7/1/19	3,191	3,271
13.00%, 8/1/15	5,209	5,307
Federal Home Loan Mortgage Corp. Non Gold Pool, 11%, 11/1/20	35,263	40,891
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 10.513%, 2/1/28[3]	272,535	44,003
Series 205, Cl. IO, 15.665%, 9/1/29[3]	1,995,211	390,130
Series 206, Cl. IO, 0.00%, 12/1/29[3,4]	97,172	14,920
Series 243, Cl. 6, 0.00%, 12/15/32[3,4]	750,954	122,896
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 216, Cl. PO, 12.775%, 12/1/31[5]	505,028	487,860
Series 219, Cl. PO, 12.881%, 3/1/32[5]	1,417,778	1,368,343
Federal Home Loan Mortgage Corp., Real Estate Investment Conduit Multiclass Pass-Through Certificates:
Series 1095, Cl. D, 0.90%, 6/15/21[6]	7,129	7,185
Series 151, Cl. F, 9.00%, 5/15/21	23,555	26,273
Series 1695, Cl. F, 2.34%, 3/15/24[6]	1,593,058	1,637,355
Series 2035, Cl. PC, 6.95%, 3/15/28	1,008,364	1,161,133
Series 2084, Cl. ZC, 6.50%, 8/15/28	535,963	600,496
Series 2116, Cl. ZA, 6.00%, 1/15/29	762,956	854,536
Series 2122, Cl. FD, 0.543%, 2/15/29[6]	809,851	813,824
Series 2132, Cl. FN, 1.094%, 3/15/29[6]	1,185,574	1,205,561
Series 2148, Cl. ZA, 6.00%, 4/15/29	1,362,917	1,525,830
Series 2195, Cl. LH, 6.50%, 10/15/29	1,992,647	2,252,009
Series 2220, Cl. PD, 8.00%, 3/15/30	284,165	333,397
Series 2281, Cl. Z, 6.50%, 2/15/31	2,554,480	2,897,138
Series 2319, Cl. BZ, 6.50%, 5/15/31	4,135,997	4,676,626
Series 2326, Cl. ZP, 6.50%, 6/15/31	890,084	1,012,078
Series 2344, Cl. FP, 1.143%, 8/15/31[6]	662,890	679,248
Series 2368, Cl. TG, 6.00%, 10/15/16	97,172	102,320
Series 2392, Cl. FB, 0.793%, 1/15/29[6]	202,590	204,878
Series 2396, Cl. FE, 0.793%, 12/15/31[6]	339,088	343,775
Series 2401, Cl. FA, 0.843%, 7/15/29[6]	270,320	273,645
Series 2427, Cl. ZM, 6.50%, 3/15/32	193,974	218,412
Series 2464, Cl. FI, 1.193%, 2/15/32[6]	415,466	424,930
Series 2470, Cl. LF, 1.193%, 2/15/32[6]	425,057	434,740
Series 2471, Cl. FD, 1.193%, 3/15/32[6]	622,444	636,786
Series 2481, Cl. AF, 0.743%, 3/15/32[6]	363,565	367,644
Series 2500, Cl. FD, 0.693%, 3/15/32[6]	571,216	577,292
Series 2504, Cl. FP, 0.693%, 3/15/32[6]	707,715	715,008
Series 2526, Cl. FE, 0.593%, 6/15/29[6]	683,631	688,021
Series 2530, Cl. FD, 0.693%, 2/15/32[6]	828,367	836,925
Series 2538, Cl. F, 0.793%, 12/15/32[6]	97,553	98,597
Series 2550, Cl. FI, 0.543%, 11/15/32[6]	421,817	422,621
Series 2551, Cl. FD, 0.593%, 1/15/33[6]	674,042	678,742
Series 2627, Cl. KM, 4.50%, 6/15/18	1,593,165	1,692,418
Series 2668, Cl. AZ, 4.00%, 9/15/18	684,243	722,923
Series 2676, Cl. KY, 5.00%, 9/15/23	2,414,048	2,650,687
Series 2708, Cl. N, 4.00%, 11/15/18	1,465,316	1,533,357
Series 2843, Cl. A, 4.96%, 9/15/31	362,321	362,324

2	Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Series 3013, Cl. GA, 5.00%, 6/15/34	$2,343,996	$2,431,227
Series 3025, Cl. SJ, 24.044%, 8/15/35[6]	217,599	323,350
Series 3134, Cl. FA, 0.493%, 3/15/36[6]	7,937,127	7,967,395
Series 3342, Cl. FT, 0.643%, 7/15/37[6]	3,810,569	3,827,002
Series 3465, Cl. HA, 4.00%, 7/15/17	360,394	370,573
Series 3617, Cl. DC, 4.00%, 7/15/27	2,042,260	2,083,145
Series 3647, Cl. BD, 3.00%, 12/15/19	16,393,229	16,752,060
Series 3804, Cl. WJ, 3.50%, 3/15/39	13,269,384	13,675,181
Series 3805, Cl. AK, 3.50%, 4/15/24	1,204,591	1,247,842
Series 3822, Cl. JA, 5.00%, 6/15/40	736,920	773,298
Series 3848, Cl. WL, 4.00%, 4/15/40	3,986,685	4,225,294
Series 3887, Cl. NC, 3.00%, 7/15/26	1,742,208	1,807,476
Series 3917, Cl. BA, 4.00%, 6/15/38	3,801,875	3,966,686
Federal Home Loan Mortgage Corp., Real Estate Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 56.898%, 7/17/28[3]	425,232	94,482
Series 2079, Cl. S, 66.321%, 7/17/28[3]	760,006	175,087
Series 2493, Cl. S, 49.797%, 9/15/29[3]	529,416	108,544
Series 2526, Cl. SE, 30.367%, 6/15/29[3]	944,519	221,534
Series 2720, Cl. SA, 0.00%, 1/15/29[3,4]	1,149,432	15,975
Series 2795, Cl. SH, 14.065%, 3/15/24[3]	6,638,341	942,882
Series 2796, Cl. SD, 54.175%, 7/15/26[3]	214,021	42,130
Series 2819, Cl. S, 45.611%, 6/15/34[3]	9,335,193	1,951,080
Series 2835, Cl. BS, 0.00%, 12/15/28[3,4]	4,169,693	241,877
Series 2920, Cl. S, 55.677%, 1/15/35[3]	5,005,745	984,994
Series 2922, Cl. SE, 8.589%, 2/15/35[3]	866,107	154,046
Series 3201, Cl. SG, 6.34%, 8/15/36[3]	1,611,155	315,955
Series 3397, Cl. GS, 16.715%, 12/15/37[3]	123,212	22,440
Series 3424, Cl. EI, 0.00%, 4/15/38[3,4]	491,995	77,947
Series 3450, Cl. BI, 12.967%, 5/15/38[3]	5,599,370	1,043,472
Series 3606, Cl. SN, 5.382%, 12/15/39[3]	1,548,851	229,260
Series 3662, Cl. SM, 10.424%, 10/15/32[3]	4,433,102	492,139
Series 3736, Cl. SN, 10.344%, 10/15/40[3]	9,539,668	1,381,191
Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Collateralized Mtg. Obligations, Series 237, Cl. F16, 0.693%, 5/15/36[6]	4,894,346	4,954,604
Federal National Mortgage Assn. Pool:
2.50%, 6/18/27[7]	10,390,000	10,453,314
3.00%, 7/1/27[7]	7,165,000	7,372,113
3.50%, 8/1/40	2,439,408	2,439,408
3.50%, 7/17/27-8/1/43[7]	6,575,000	6,806,008
4.00%, 7/1/28-7/1/41[7]	36,980,000	38,635,934
4.50%, 7/1/22-7/1/39[7]	37,878,000	40,099,724
4.50%, 9/1/18-12/1/20	12,067,531	15,212,022
5.00%, 7/1/37[7]	3,215,000	3,460,396
5.00%, 2/1/18-7/1/22	20,949,209	22,666,036
5.50%, 9/1/19-5/1/24	3,499,223	3,771,667
6.00%, 3/1/17-2/1/40	13,386,010	14,738,308
6.50%, 6/1/17-1/1/34	16,810,840	18,880,202
7.00%, 9/1/13-2/1/36	11,105,907	12,870,570
7.50%, 2/1/27-8/1/33	13,818,941	16,398,321
8.00%, 6/1/17	460	498

3	Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
8.50%, 7/1/32	$73,015	$85,328
9.00%, 8/1/19	5,579	6,293
9.50%, 11/1/21	3,964	4,438
11.00%, 11/1/15-7/20/19	127,892	133,472
11.25%, 2/15/16	24,192	24,397
11.50%, 7/15/19	9,585	9,666
12.00%, 5/1/16	1,673	1,712
12.50%, 8/1/15-12/1/15	6,645	6,820
13.00%, 8/15/15-8/1/26	10,462	10,690
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 40.534%, 5/1/23[3]	1,339,014	217,234
Series 254, Cl. 2, 36.205%, 1/1/24[3]	1,666,528	273,751
Series 294, Cl. 2, 16.93%, 2/1/28[3]	1,852,875	247,088
Series 301, Cl. 2, 2.897%, 4/1/29[3]	825,369	142,378
Series 321, Cl. 2, 17.902%, 4/1/32[3]	4,883,120	838,221
Series 324, Cl. 2, 1.171%, 7/1/32[3]	1,614,401	273,099
Series 331, Cl. 10, 12.726%, 2/1/33[3]	2,352,028	408,986
Series 331, Cl. 4, 0.00%, 2/1/33[3,4]	1,921,883	376,510
Series 331, Cl. 5, 3.455%, 2/1/33[3]	2,771,822	559,267
Series 331, Cl. 6, 0.00%, 2/1/33[3,4]	2,738,660	542,437
Series 334, Cl. 10, 0.00%, 2/1/33[3,4]	1,141,165	218,639
Series 339, Cl. 15, 0.00%, 8/1/33[3,4]	1,026,353	192,756
Series 339, Cl. 7, 0.00%, 8/1/33[3,4]	1,983,135	314,369
Series 351, Cl. 8, 0.00%, 4/1/34[3,4]	1,959,182	303,815
Series 356, Cl. 10, 0.00%, 6/1/35[3,4]	1,474,962	226,281
Series 356, Cl. 12, 0.00%, 2/1/35[3,4]	730,721	112,974
Series 362, Cl. 13, 0.00%, 8/1/35[3,4]	2,077,575	331,632
Series 364, Cl. 15, 0.00%, 9/1/35[3,4]	1,092,581	155,331
Federal National Mortgage Assn., Prinicipal-Only Stripped Mtg.-Backed Security, Collateralized Mtg. Obligations, Series 327, Cl. 1, 11.781%, 9/1/32[5]	363,106	352,048
Federal National Mortgage Assn., Real Estate Investment Conduit Multiclass Pass-Through Certificates:
Series 1988-7, Cl. Z, 9.25%, 4/25/18	29,378	32,722
Series 1991-109, Cl. Z, 8.50%, 9/25/21	17,908	20,698
Series 1997-16, Cl. PD, 7.00%, 3/18/27	1,775,184	2,042,777
Series 1998-59, Cl. Z, 6.50%, 10/25/28	162,188	180,524
Series 1999-54, Cl. LH, 6.50%, 11/25/29	989,601	1,107,131
Series 2001-69, Cl. PF, 1.193%, 12/25/31[6]	931,096	952,590
Series 2002-12, Cl. PG, 6.00%, 3/25/17	2,887,956	3,093,277
Series 2002-19, Cl. PE, 6.00%, 4/25/17	225,880	238,628
Series 2002-29, Cl. F, 1.193%, 4/25/32[6]	438,460	448,601
Series 2002-39, Cl. FD, 1.193%, 3/18/32[6]	815,173	834,624
Series 2002-52, Cl. FD, 0.693%, 9/25/32[6]	679,579	687,655
Series 2002-53, Cl. FY, 0.693%, 8/25/32[6]	545,229	550,839
Series 2002-64, Cl. FJ, 1.193%, 4/25/32[6]	135,126	138,251
Series 2002-65, Cl. FB, 1.193%, 7/25/32[6]	831,557	850,859
Series 2002-68, Cl. FH, 0.693%, 10/18/32[6]	262,052	264,740
Series 2002-77, Cl. TF, 1.193%, 12/18/32[6]	1,681,504	1,720,848
Series 2002-82, Cl. FE, 1.193%, 12/25/32[6]	801,899	820,129
Series 2002-9, Cl. PC, 6.00%, 3/25/17	1,613,353	1,716,945
Series 2002-90, Cl. FJ, 0.693%, 9/25/32[6]	300,447	303,552

4	Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Series 2002-90, Cl. FM, 0.693%, 9/25/32[6]	$288,892	$291,877
Series 2003-112, Cl. AN, 4.00%, 11/25/18	2,532,307	2,678,428
Series 2003-116, Cl. FA, 0.593%, 11/25/33[6]	441,459	444,106
Series 2003-119, Cl. FK, 0.693%, 5/25/18[6]	4,800,980	4,828,204
Series 2003-130, Cl. CS, 13.714%, 12/25/33[6]	1,087,978	1,324,187
Series 2003-21, Cl. FK, 0.593%, 3/25/33[6]	50,819	51,174
Series 2003-26, Cl. XF, 0.643%, 3/25/23[6]	2,035,953	2,049,206
Series 2003-44, Cl. CB, 4.25%, 3/25/33	625,512	648,441
Series 2003-45, Cl. AB, 3.75%, 5/25/33	161,301	164,371
Series 2004-101, Cl. BG, 5.00%, 1/25/20	2,953,777	3,133,983
Series 2004-29, Cl. QG, 4.50%, 12/25/32	2,986,848	3,076,833
Series 2004-72, Cl. FB, 0.693%, 9/25/34[6]	2,648,200	2,680,148
Series 2004-W9, Cl. 2A2, 7.00%, 2/25/44	4,785,987	5,473,604
Series 2005-109, Cl. AH, 5.50%, 12/25/25	8,786,788	9,749,552
Series 2005-45, Cl. XA, 0.533%, 6/25/35[6]	5,133,768	5,159,691
Series 2005-5, Cl. AB, 5.00%, 4/25/32	1,679,345	1,717,403
Series 2005-67, Cl. BF, 0.543%, 8/25/35[6]	2,430,207	2,448,935
Series 2005-69, Cl. LE, 5.50%, 11/25/33	928,964	938,888
Series 2005-85, Cl. FA, 0.543%, 10/25/35[6]	5,235,468	5,274,661
Series 2006-11, Cl. PS, 23.859%, 3/25/36[6]	890,717	1,243,508
Series 2006-46, Cl. SW, 23.492%, 6/25/36[6]	852,741	1,247,784
Series 2006-50, Cl. KS, 23.492%, 6/25/36[6]	714,427	1,112,156
Series 2006-50, Cl. SK, 23.492%, 6/25/36[6]	192,072	298,386
Series 2007-109, Cl. NF, 0.743%, 12/25/37[6]	6,886,700	6,977,877
Series 2007-42, Cl. A, 6.00%, 2/25/33	711,291	716,845
Series 2007-79, Cl. FA, 0.643%, 8/25/37[6]	2,270,013	2,293,868
Series 2008-14, Cl. BA, 4.25%, 3/25/23	691,630	734,647
Series 2009-114, Cl. AC, 2.50%, 12/25/23	1,481,170	1,517,316
Series 2009-36, Cl. FA, 1.133%, 6/25/37[6]	13,209,637	13,402,616
Series 2009-37, Cl. HA, 4.00%, 4/25/19	3,757,782	3,986,710
Series 2009-70, Cl. PA, 5.00%, 8/25/35	468,375	468,612
Series 2010-37, Cl. NG, 4.00%, 1/25/28	5,372,847	5,483,036
Series 2011-104, Cl. MA, 2.50%, 10/25/26	1,346,782	1,377,789
Series 2011-122, Cl. EC, 1.50%, 1/25/20	9,651,990	9,759,571
Series 2011-15, Cl. DA, 4.00%, 3/25/41	5,742,484	6,068,873
Series 2011-3, Cl. KA, 5.00%, 4/25/40	4,406,745	4,816,885
Series 2011-44, Cl. EA, 3.00%, 6/25/24	1,603,379	1,661,860
Series 2011-45, Cl. NG, 3.00%, 3/25/25	1,094,330	1,132,573
Series 2011-45, Cl. TE, 3.00%, 3/25/25	1,878,660	1,946,431
Series 2011-6, Cl. BA, 2.75%, 6/25/20	1,622,134	1,683,935
Series 2011-69, Cl. EA, 3.00%, 11/25/29	3,269,506	3,352,731
Series 2011-88, Cl. AB, 2.50%, 9/25/26	2,352,489	2,418,546
Series 2012-20, Cl. FD, 0.593%, 3/25/42[6]	2,698,961	2,714,183
Federal National Mortgage Assn., Real Estate Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 29.116%, 12/18/31[3]	709,699	153,834
Series 2001-68, Cl. SC, 20.314%, 11/25/31[3]	598,697	142,141
Series 2001-81, Cl. S, 28.702%, 1/25/32[3]	452,592	94,033
Series 2002-28, Cl. SA, 37.866%, 4/25/32[3]	468,664	90,955
Series 2002-38, Cl. SO, 47.289%, 4/25/32[3]	737,299	136,121
Series 2002-39, Cl. SD, 37.487%, 3/18/32[3]	791,148	179,238
Series 2002-48, Cl. S, 33.389%, 7/25/32[3]	726,650	144,291

5	Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Series 2002-52, Cl. SD, 35.134%, 9/25/32[3]	$679,579	$154,297
Series 2002-52, Cl. SL, 35.869%, 9/25/32[3]	489,391	98,017
Series 2002-53, Cl. SK, 37.05%, 4/25/32[3]	461,618	106,510
Series 2002-56, Cl. SN, 35.095%, 7/25/32[3]	986,914	196,055
Series 2002-60, Cl. SM, 30.148%, 8/25/32[3]	1,311,252	228,905
Series 2002-77, Cl. IS, 41.954%, 12/18/32[3]	1,055,339	248,394
Series 2002-77, Cl. SH, 39.761%, 12/18/32[3]	668,031	158,770
Series 2002-9, Cl. MS, 29.486%, 3/25/32[3]	759,940	188,838
Series 2003-33, Cl. IA, 2.823%, 5/25/33[3]	147,395	22,091
Series 2003-33, Cl. SP, 28.741%, 5/25/33[3]	1,685,221	420,781
Series 2003-38, Cl. SA, 8.129%, 3/25/23[3]	1,532,620	146,583
Series 2003-4, Cl. S, 30.487%, 2/25/33[3]	996,453	194,888
Series 2005-12, Cl. SC, 11.296%, 3/25/35[3]	428,585	83,548
Series 2005-122, Cl. SD, 43.043%, 6/25/35[3]	6,539,569	842,726
Series 2005-14, Cl. SE, 41.274%, 3/25/35[3]	6,387,903	1,083,419
Series 2005-40, Cl. SA, 50.70%, 5/25/35[3]	2,601,154	470,270
Series 2005-52, Cl. JH, 7.373%, 5/25/35[3]	1,138,489	233,976
Series 2005-63, Cl. SA, 50.905%, 10/25/31[3]	2,422,575	503,510
Series 2005-63, Cl. X, 34.827%, 10/25/31[3]	28,678	969
Series 2005-71, Cl. SA, 57.013%, 8/25/25[3]	2,890,205	406,436
Series 2006-51, Cl. SA, 36.963%, 6/25/36[3]	6,028,030	1,092,764
Series 2007-75, Cl. BI, 5.745%, 8/25/37[3]	7,167,192	1,307,880
Series 2008-46, Cl. EI, 15.704%, 6/25/38[3]	5,729,774	855,726
Series 2008-55, Cl. SA, 14.004%, 7/25/38[3]	67,276	6,968
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	2,419,692	210,392
Series 2009-85, Cl. IO, 0.00%, 10/25/24[3,4]	5,048,988	382,634
Series 2011-84, Cl. IG, 0.00%, 8/25/13[3,4]	19,766,458	35,253
Series 2012-40, Cl. PI, 0.00%, 4/25/41[3,4]	419,693	83,994
Mortgage-Linked Amortizing Notes, Collateralized Mtg. Obligations, Series 2012-1, Cl. A10, 2.06%, 1/15/22	8,245,277	8,382,025
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1999-3, Cl. IO, 14.068%, 10/15/29[3]	25,919,641	195,149
Series 2001-3, Cl. IO, 16.07%, 10/15/31[3]	11,623,100	81,744
Series 2002-2, Cl. IO, 9.275%, 1/15/32[3]	31,177,560	114,288
Series 2002-3, Cl. IO, 12.072%, 8/15/32[3]	41,976,930	389,000
Series 2003-1, Cl. IO, 11.665%, 11/15/32[3]	62,383,033	336,974

		514,063,528

GNMA/Guaranteed—1.2%
Government National Mortgage Assn. I Pool:
6.50%, 1/15/24	91,773	103,731
7.00%, 1/15/28-9/15/29	596,412	697,532
7.50%, 6/15/28-8/15/28	471,787	500,945
8.00%, 9/15/28	33,122	34,811
8.50%, 8/15/17-12/15/17	240,710	256,394
9.50%, 9/15/17	1,555	1,616
10.50%, 12/15/17-1/15/21	49,375	49,894
13.00%, 9/15/14	197	199
Government National Mortgage Assn. II Pool:
7.00%, 1/20/30	65,156	76,457
11.00%, 10/20/19	29,716	31,277
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 55.77%, 7/16/28[3]	1,698,676	397,986

6	Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
GNMA/Guaranteed (Continued)
Series 1998-6, Cl. SA, 64.579%, 3/16/28[3]	$1,011,790	$242,022
Series 2001-21, Cl. SB, 68.276%, 1/16/27[3]	1,716,680	345,677
Series 2002-76, Cl. SG, 6.879%, 10/16/29[3]	326,198	70,319
Series 2010-111, Cl. GI, 45.596%, 9/16/13[3]	53,751,874	180,536
Series 2010-147, Cl. LI, 0.00%, 11/16/13[3,4]	31,851,945	204,747
Series 2011-52, Cl. HS, 10.51%, 4/16/41[3]	6,836,050	1,617,068
Government National Mortgage Assn., Real Estate Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	6,500,555	7,676,541
Series 2009-29, Cl. CA, 4.50%, 4/20/34	769,291	779,897
Series 2009-31, Cl. MA, 4.50%, 8/20/33	1,140,987	1,165,899
Series 2009-66, Cl. CD, 2.50%, 8/16/39	538,551	553,695
Series 2009-75, Cl. GC, 4.00%, 7/20/30	1,200,852	1,227,961
Series 2010-139, Cl. AB, 4.00%, 5/20/36	2,374,106	2,480,549

		18,695,753

Other Agency—0.6%
NCUA Guaranteed Notes Trust, Series 2010-A1, Cl. A, 0.543%, 12/7/20[6]	9,259,114	9,285,039

Non-Agency—7.1%
Commercial—5.4%
BCAP LLC Trust, Mtg. Pass-Through Certificates:
Series 2012-RR2, Cl. 6A3, 3.11%, 9/26/35[1,6]	5,363,133	5,484,552
Series 2012-RR6, 2.404%, 11/26/36[2]	6,101,232	6,193,822
CHL Mortgage Pass-Through Trust, Collateralized Mtg. Obligations, Series 2003-J5, Cl. 2A1, 5%, 7/25/18	1,585,474	1,625,509
Citigroup Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 20113-GCJ11, 4.459%, 4/10/23[1]	1,410,000	1,185,681
Citigroup Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2012-8, Cl. 1A1, 2.674%, 10/25/35[2,6]	7,620,573	7,885,905
Commercial Mortgage Trust:
Series 2012-CR4, Cl. D, 4.731%, 10/15/45[1,6]	425,000	364,769
Series 2012-CR5, Cl. E, 4.479%, 12/10/45[1,6]	700,000	587,902
Series 2013-CR7, Cl. D, 4.501%, 3/10/46[1,6]	1,540,000	1,263,043
Commercial Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1, Cl. XPA, 0.00%, 7/10/46[1,3,4]	41,142,659	2,029,300
Series 2012-CR5, Cl. XA, 2.836%, 12/10/45[3]	14,575,610	1,645,565
Credit Suisse First Boston Mortgage Securities Corp., Collateralized Mtg. Obligations, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[6]	3,621,000	3,833,593
CSMC Mortgage-Backed Trust, Collateralized Mtg. Obligations, Series 2006-C1, Cl. AJ, 5.569%, 2/15/39[6]	4,180,000	4,469,398
DBUBS Mortgage Trust, Collateralized Mtg. Obligations, Series 2011-LC1A, Cl. E, 5.728%, 11/10/46[1,6]	675,000	649,782
EverBank Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2013-1, Cl. A1, 2.25%, 3/25/43[1,6]	3,469,604	3,393,502
FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.742%, 11/25/45[1,6]	805,000	637,162
Series 2013-K26, Cl. C, 3.723%, 12/25/45[1,6]	550,000	433,377
Series 2013-K27, Cl. C, 3.616%, 1/25/46[1,6]	850,000	660,113
Series 2013-K712, Cl. C, 3.483%, 5/25/45[1,6]	1,415,000	1,212,019
GS Mortgage Securities Trust, Collateralized Mtg. Obligations, Series 2007-GG10, Cl. A2, 5.778%, 8/10/45[6]	3,189,375	3,227,496

7	Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
GSR Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2005-AR4, Cl. 6A1, 5.25%, 7/25/35[6]	$2,564,168	$2,525,698
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	1,941,492	1,986,183
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	2,036,285	2,048,689
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/15/49[2]	2,874,071	2,919,500
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.82%, 11/15/45[1,6]	1,285,000	1,109,111
Series 2013-C7, Cl. D, 4.444%, 2/15/46[1,6]	1,550,000	1,292,214
Series 2013-C8, Cl. D, 4.312%, 12/15/48[1,6]	1,115,000	915,174
Morgan Stanley Reremic Trust, Collateralized Mtg. Obligations, Series 2012-R3, Cl. 1A, 2.379%, 11/26/36[1,6]	7,886,223	7,817,736
Sequoia Mortgage Trust, Collateralized Mtg. Obligations, Series 2012-2, Cl. A2, 3.50%, 4/25/42[6]	1,940,960	1,914,356
STARM Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2007-1, Cl. 2A1, 5.811%, 2/25/37[6]	3,361,121	2,773,398
UBS-Barclays Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2012-C2, Cl. E, 5.05%, 5/10/63[1,6]	630,000	558,982
WFRBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.61%, 12/15/45[1,6]	650,000	539,118
Series 2012-C7, Cl. E, 5.005%, 6/15/45[1,6]	1,110,000	968,010
Series 2012-C8, Cl. E, 5.042%, 8/15/45[1,6]	1,255,000	1,096,663
Series 2013-C11, Cl. D, 4.325%, 3/15/45[1,6]	646,000	523,858
WFRBS Commercial Mortgage Trust, Interest-Only, Collateralized Mtg. Obligations, Series 2011-C3, Cl. XA, 2.866%, 3/15/44[1,3]	49,924,366	3,671,163

		79,442,343

Residential—1.7%
Argent Securities, Inc., Series 2004-W8, Cl. A2, 1.153%, 5/25/34[6]	6,390,258	6,108,604
Banc of America Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2007-4, Cl. AM, 6.002%, 2/10/51[6]	1,405,000	1,524,862
Countrywide Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.148%, 5/25/36[6]	2,718,464	2,677,462
Series 2006-25, Cl. 2A2, 0.313%, 6/25/47[6]	750,798	745,692
Merrill Lynch Mortgage Investors Trust:
Series 2005-A1, Cl. 2A1, 2.705%, 12/25/34[6]	1,760,352	1,763,087
Series 2006-3, Cl. 2A1, 2.537%, 10/25/36[6]	2,961,651	2,792,634
RALI Trust, Mtg. Pass-Through Certificates:
Series 2006-QS13, Cl. 1A5, 6.00%, 9/25/36	5,015,794	3,884,133
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	163,780	126,828
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	2,333,159	1,841,317
Wells Fargo Mortgage-Backed Securities Trust, Collateralized Mtg. Obligations, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	3,456,103	3,555,545

		25,020,164

Total Mortgage-Backed Obligations (Cost $628,352,536)		646,506,827

U.S. Government Obligations—33.5%
Federal Home Loan Mortgage Corp. Nts.:
0.875%, 3/7/18	88,637,000	85,869,930
1.375%, 5/1/20	51,694,000	49,035,481
2.375%, 1/13/22	8,707,000	8,472,643
5.25%, 4/18/16	22,385,000	25,211,397

8	Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
U.S. Government Obligations (Continued)
Federal National Mortgage Assn. Nts.:
0.375%, 7/5/16	$94,333,000	$93,239,020
0.50%, 3/30/16	182,858,000	181,932,007
0.875%, 5/21/18	56,771,000	54,932,301

Total U.S. Government Obligations (Cost $505,103,117)		498,692,779

Short-Term Notes—25.6%
Federal Home Loan Bank:
0.04%, 7/18/13	9,225,000	9,224,826
0.042%, 7/5/13	16,550,000	16,549,923
0.045%, 7/8/13	425,000	424,996
0.045%, 7/2/13-7/22/13	42,626,000	42,625,328
0.046%, 7/3/13	32,250,000	32,249,918
0.05%, 7/15/13	15,000,000	14,999,708
0.051%, 7/10/13	41,750,000	41,749,472
0.055%, 7/12/13	58,000,000	57,999,025
0.058%, 7/24/13	10,900,000	10,899,599
0.06%, 7/26/13	11,650,000	11,649,517
Federal Home Loan Mortgage Corp.:
0.049%, 7/15/13	17,800,000	17,799,663
0.049%, 7/8/13	41,215,000	41,214,607
U.S. Treasury Bills:
0.01%, 7/18/13	27,600,000	27,599,870
0.016%, 7/25/13	22,600,000	22,599,759
0.037%, 7/5/13[8]	33,525,000	33,524,862

Total Short-Term Notes (Cost $381,111,073)		381,111,073
Total Investments, at Value (Cost $1,562,511,276)	105.7%	1,573,513,818
Liabilities in Excess of Other Assets	(5.7)	(84,782,920)

Net Assets	100.0%	$1,488,730,898

Footnotes to Statement of Investments

*	June 28, 2013 represents the last business day of the Fund’s reporting period. See accompanying Notes.
1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $58,255,981 or 3.91% of the Fund’s net assets as of June 28, 2013.

9	Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS    Unaudited / Continued

2.	Restricted security. The aggregate value of restricted securities as of June 28, 2013 was $17,589,937, which represents 1.18% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation
AmeriCredit Automobile Receivables Trust, Series 2010-4, Cl. E, 6.40%, 4/9/18	7/27/12	$264,327	$269,799	$5,472
BCAP LLC Trust, Mtg. Pass-Through Certificates, Series 2012-RR6, 2.404%, 11/26/36	6/14/12	6,017,340	6,193,822	176,482
Citigroup Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2012-8, Cl. 1A1, 2.674%, 10/25/35	8/1/12	7,591,996	7,885,905	293,909
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/15/49	7/14/12	2,838,145	2,919,500	81,355
Santander Drive Auto Receivables Trust, Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11- 10/4/11	320,180	320,911	731

		$17,031,988	$17,589,937	$557,949

3.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $37,028,497 or 2.49% of the Fund’s net assets as of June 28, 2013.
4.	Interest rate is less than 0.0005%.
5.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $2,208,251 or 0.15% of the Fund’s net assets as of June 28, 2013.
6.	Represents the current interest rate for a variable or increasing rate security.
7.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 28, 2013. See accompanying Notes.
8.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,999,998. See accompanying Notes.

Futures Contracts as of June 28, 2013 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bonds	Buy	100	9/19/13	$13,584,375	$(244,315)
U.S. Treasury Nts., 2 yr.	Buy	1,531	9/30/13	336,820,000	(488,058)
U.S. Treasury Nts., 5 yr.	Sell	1,092	9/30/13	132,183,193	2,503,673
U.S. Treasury Nts., 10 yr.	Sell	835	9/19/13	105,679,688	2,412,603
U.S. Treasury Ultra Bonds	Buy	4	9/19/13	589,250	(34,995)

					$4,148,908

10	Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS    Unaudited / Continued

Over-the-Counter Interest Rate Swaps at June 28, 2013:

Interest Rate/ Swap Counterparty	Notional Amount (000’s)	Paid by the Fund	Received by the Fund	Termination Date	Value
Three-Month USD BBA LIBOR
Deutsche Bank AG	$18,100	0 .88%	Three-Month USD BBA LIBOR	4/18/18	$517,275

Abbreviation/Definition is as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

11	Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS    Unaudited

Quarterly and Annual Periods. The Fund’s financial statements are presented through the last day the New York Stock Exchange was open for trading during each reporting period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 28, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$170,586,104
Sold securities	63,376,293

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

12	Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Securities on a When-Issued or Delayed Delivery Basis (Continued)

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

13	Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Securities Valuation (Continued)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously

14	Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Securities Valuation (Continued)

approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of June 28, 2013 based on valuation input level:

15	Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$47,203,139	$—	$47,203,139
Mortgage-Backed Obligations	—	646,506,827	—	646,506,827
U.S. Government Obligations	—	498,692,779	—	498,692,779
Short-Term Notes	—	381,111,073	—	381,111,073

Total Investments, at Value	—	1,573,513,818	—	1,573,513,818
Other Financial Instruments:
Variation margin receivable	69,220	—	—	69,220
Swaps, at value	—	517,275	—	517,275

Total Assets	$69,220	$1,574,031,093	$—	$1,574,100,313

Liabilities Table
Other Financial Instruments:
Variation margin payable	$(2,379)	$—	$—	$(2,379)

Total Liabilities	$(2,379)	$—	$—	$(2,379)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

16	Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are

17	Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended June 28, 2013, the Fund had an ending monthly average market value of $343,009,611 and $336,568,679 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

18	Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended June 28, 2013, the Fund had an ending monthly average market value of $7,500 and $48,465 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended June 28, 2013, the Fund had an ending monthly average market value of $219 and $22,964 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for OTC options and liquidity risk.

Written option activity for the period ended June 28, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of
September 28, 2012	2	$1,747	1,583	$97,694
Options written	774	39,890	11,613	655,535
Options closed or expired	(776)	(41,637)	(13,196)	(753,229)

Options outstanding as of June 28, 2013	—	$—	—	$—

19	Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

As of June 28, 2013, the Fund had no outstanding written or purchased options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default and currency swaps.

Swap contracts are reported on a schedule following the Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Statements of Assets and Liabilities in the annual and semiannual reports. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended June 28, 2013, the Fund had ending monthly average notional amounts of $80,514,000 on interest rate swaps which pay a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line

20	Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the period ended June 28, 2013, the Fund had an ending monthly average market value of $168,518 and $155,283 on purchased and written swaptions, respectively.

Written swaption activity for the period ended June 28, 2013 was as follows:

		Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of September 28, 2012	9,613,333	$246,101
Swaptions closed or expired	(9,613,333)	(246,101)

Swaptions outstanding as of June 28, 2013	—	$—

As of June 28, 2013, the Fund had no outstanding written or purchased swaptions.

21	Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of June 28, 2013, the Fund has required certain counterparties to post collateral of $2,798,079.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

22	Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statements of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of June 28, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 28, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

23	Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Federal tax cost of securities	$1,562,511,276
Federal tax cost of other investments	108,981,836

Total federal tax cost	$1,671,493,112

Gross unrealized appreciation	$36,362,218
Gross unrealized depreciation	(20,693,493)

Net unrealized appreciation	$15,668,725

24	Oppenheimer Limited-Term Government Fund

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Limited-Term Government Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/9/2013